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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

              -----------------------------------------------------


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEMCO Energy, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)

                                    Michigan
                              -------------------
                            (State of Incorporation)

                                   38-2144267
                                   ----------
                     (I.R.S. Employer Identification Number)

                  405 Water Street, Port Huron, Michigan 48060
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                                        Name of exchange on which class is to be
Title of class to be so registered      registered
-------------------------------------   ----------------------------------------

INCOME PRIDES of SEMCO  Energy,  Inc.   New York Stock Exchange Inc.

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|
         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|
         Securities Act registration statement file number to which this form relates: 333-91815.

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
--------------------------------------------------------------------------------
                                (Title of Class)

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Item 1.           Description of Registrant's Securities to be Registered

                  The class of securities to be registered hereby by SEMCO Energy, Inc., a Michigan corporation ("SEMCO") is Income Prides with a component there being a purchase contract to purchase common stock of SEMCO.

                  A description of the INCOME PRIDES is set forth in the Registration Statement on Form S-3 of SEMCO (Registration No. 333-91815) filed with the Securities and Exchange Commission (the "Commission") on November 30, 1999, as amended by Amendment No. 1 thereto filed with the Commission on March 22, 2000 and declared effective by the Commission on March 27, 2000 and the form of prospectus included therein, which description is incorporated herein by reference. Definitive copies of the prospectus supplement describing the INCOME PRIDES will be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and shall be incorporated by reference into this Registration Statement on Form 8-A.

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                  SEMCO Energy, Inc.
                                                  (Registrant)



                                                  By: /s/ Sam Dallas
                                                       -------------------------
                                                       Sam Dallas
                                                       Vice President of Finance

Date:    June 13, 2000



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